STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 020 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Interest in the Ashland Inc Savings Plan Master Trust:
Investments at fair value	$ 21,198	$ 19,153
Investment contracts at contract value	2,729	3,051
Receivables:
Participant contributions	22	21
Employer contributions	5	5
Notes receivable from participants	808	793
Total assets	24,762	23,023
Liabilities
Accrued expenses	5	6
Total liabilities	5	6
Net assets available for benefits	$ 24,757	$ 23,017